UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21569

Pioneer Asset Allocation Trust

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  July 31, 2022

Date of reporting period: August 1, 2021 through January 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Solutions –Balanced Fund

Semiannual Report | January 31, 2022

A: PIALX	C: PIDCX	R: BALRX	Y: IMOYX

visit us: www.amundi.com/us

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

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After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations, but are maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US.

Amundi Asset Management US, Inc.

March 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 3

Portfolio Management Discussion | 1/31/22

In the following interview, portfolio managers Kenneth Taubes and Marco Pirondini discuss the market environment over the six-month period ended January 31, 2022, and the investment strategies applied to Pioneer Solutions – Balanced Fund during the period. Mr. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Pirondini, Senior Managing Director, Head of Equities, US, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform in the six-month period ended January 31, 2022?
A	The Fund’s Class A shares returned 2.36% at net asset value during the six-month period ended January 31, 2022, while the Fund’s blended benchmark, which is comprised of 60% Morgan Stanley Capital International (MSCI) World NR Index/40% Bloomberg US Aggregate Bond Index, returned -1.03%. During the same period, the Fund’s market benchmarks, the MSCI World NR Index (the MSCI Index)[1] and the Bloomberg US Aggregate Bond Index (the Bloomberg Index), returned 0.26% and -3.17%, respectively, while the average return of the 437 mutual funds in Morningstar’s World Allocation Funds category was -0.39%.
Q	Could you characterize investment conditions during the six-month period ended January 31, 2022?
A	The world financial markets experienced mixed returns over the six-month period. Stocks finished roughly flat overall – albeit with a broad range of returns among the various equity categories – while most segments of the fixed-income market lost ground.
[1]	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

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After a fairly positive start to the period, the emergence and spread of the omicron variant of COVID-19 weighed on investor sentiment in November 2021. In addition, a persistent rise in inflation prompted the US Federal Reserve (Fed) and other central banks to wind down their stimulative quantitative easing policies and signal their intentions to begin raising interest rates. In late January, the Fed confirmed its plan to enact a quarter-point hike in the federal funds rate’s target range in March, and the futures markets also started to price in the possibility of as many as five more rate hikes in 2022. The shift toward tighter monetary policy occurred even as evidence began to mount that global economic growth was slowing.

The prospect of an environment characterized by higher inflation, weaker economic growth, and rising interest rates was a headwind for many areas of the equity market. The large-cap US equity indices generally held up well, thanks to the strong showing for shares of mega-cap technology-related companies and value stocks (especially those in the energy and financials sectors). On the other hand, shares of faster-growing, more richly valued companies lacking current profits declined sharply. Small-cap stocks suffered losses as well, while overseas markets also lost ground, with negative returns for both developed and emerging markets equities over the six-month period.

Expectations for rising interest rates weighed on virtually all segments of the fixed-income market during the period. In the United States, short-term US Treasury yields rose dramatically (as prices fell) in anticipation of the shift to a tighter Fed monetary policy. Longer-term securities, while holding up somewhat better on a relative basis, also declined in price. Fixed-income credit-sensitive sectors, after performing reasonably well for much of the period, sold off sharply in January and ultimately posted losses for the full six months ended January 31, 2022.

Q	What factors contributed to and detracted from the Fund’s relative performance during the six-month period ended January 31, 2022?
A	The Fund’s relative returns benefited from the portfolio’s tilt toward investments in underlying stock funds versus fixed-income funds, positioning which allowed the Fund to capture the equity market’s modest outperformance. While certain segments of the market appear overvalued, in our view, we believe equities have continued to offer a better risk/reward profile than bonds. We feel that yields in most

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 5

segments of the fixed-income market do not currently provide adequate compensation for taking on the associated interest-rate risks. In addition, the earnings yield on stocks (or the earnings divided price, which is the inverse of the price-to-earnings ratio) has remained well above the yield on the 10-year bond, which indicates that stocks may be currently cheaper than fixed-income investments on a relative basis.

Another positive contributor to the Fund’s results for the period was the relative outperformance of the underlying funds in the portfolio, as most fared well compared with those funds’ respective asset categories and benchmarks. A tilt in the portfolio toward value-style equity funds versus growth, and to large caps versus small caps, also helped limit the negative effects of the stock market’s worst-performing areas on the Fund’s performance. Notably, the underlying funds in which we invested the portfolio had only minimal exposure to small-cap growth stocks, which allowed them to sidestep the significant price weakness in that market segment.

The Fund also holds large positions in Pioneer Multi-Asset Income Fund and Pioneer Flexible Opportunities Fund. Pioneer Multi-Asset Income Fund delivered a healthy gain over the past six months, which benefited relative returns, enough to outweigh the negative impact of a modest downturn for Pioneer Flexible Opportunities Fund. The Fund also held a position in Pioneer Multi-Asset Ultrashort Income Fund. Although Pioneer Multi-Asset Ultrashort Income Fund’s performance was largely flat for the six-month period, and thus made only a minimal positive contribution to the Fund’s total returns, the position did provide a measure of stability in a time of elevated market volatility.

The Fund had no investments that materially detracted from benchmark-relative performance during the six-month period.

Q	Did the Fund have any exposure to derivative securities during the six-month period ended January 31, 2022? If so, did the derivatives have an effect on the Fund’s performance?
A	The Fund did not have any direct investments in derivatives during the six-month period. However, certain of the underlying funds in which the Fund invests may have some derivatives exposure.

6 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

Q	What factors are you watching most closely as you determine the Fund’s investment strategy heading into the second half of the fiscal year, and how is the portfolio positioned?
A	We believe economic growth may continue to trend above normal in 2022, but that the pace of the expansion is likely to slow in comparison to the strong rebound that occurred last year. In our view, inflationary pressures could become more persistent, given labor shortages, supply-chain disruptions, and the large amount of stimulus that has been deployed by governments and central banks across the globe. Interest rates therefore appear likely to rise as central banks, particularly the Fed, adopt less-dovish policies to fight inflation. From an investment perspective, we think the environment has become more difficult to navigate, due to the high valuations in both equity and fixed-income markets. In addition, we believe it is unrealistic to have expectations for high corporate earnings growth this year, in light of the tough comparisons to 2021.

With this as the backdrop, we have not altered the basic composition of the portfolio, as we believe a tilt toward underlying equity funds over fixed-income funds, and to value over growth, is appropriate during a time of potentially positive economic conditions combined with rising interest rates. That said, we have continued to shift gradually from underlying investments in US funds towards international funds in the portfolio, on the belief that the latter category offers more attractive valuations and the potential for stronger economic growth. Of course, recent geopolitical developments could have a longer-term impact and change both the landscape and our outlook.

On the fixed-income side, we have rotated the Fund’s holdings in an attempt to capture a broader opportunity set, and to improve the portfolio’s risk/return profile. As part of this process, we reduced the Fund’s exposure to underlying funds that invest in insurance-linked securities (ILS) during the six-month period. The move reflected our view that ILS currently have a less-compelling return profile than other areas of the fixed-income market.

More broadly speaking, we believe a long-term investment approach that combines top-down views and bottom-up analysis to drive our asset allocation decisions is the appropriate course, given the Fund’s objectives.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 7

Please refer to the Schedule of Investments on pages 22–23 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund is a “fund-of-funds” which seeks to achieve its investment objectives by investing in funds managed by Amundi US, rather than making direct investments in securities. The Fund’s performance depends on the adviser’s skill in determining the strategic asset allocations, the mix of underlying funds, as well as the performance of those underlying funds. The underlying funds’ performance may be lower than the performance of the asset class that they were selected to represent. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of investments in any underlying funds. Each of the underlying funds has its own investment risks.

At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Investments in equity securities are subject to price fluctuation.

When interest rates rise, the prices of fixed income securities held by the underlying funds will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by underlying funds will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Some of the underlying funds may invest in real estate investment trust (REIT) securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

8 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

The Fund may invest in underlying funds with exposure to commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Certain of the underlying funds in which the Fund invests may use derivatives, which subject the funds to additional risk.

Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates, and by changes in credit ratings of the investments. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more in-depth discussion of the Fund’s risks.

Before making an investment in any fund, you should consider all the risks associated with it.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 9

Portfolio Summary | 1/31/22

Asset Allocations

(As a percentage of total investments)*

Actual Portfolio Holdings

(As a percentage of total investments)*

Balanced/Flexible
Pioneer Multi-Asset Income Fund Class K	29.8%
Pioneer Flexible Opportunities Fund Class K	19.9
International Equities
Pioneer Global Equity Fund Class K	15.7%
Pioneer International Equity Fund Class Y	14.1

Fixed Income
Pioneer Multi-Asset Ultrashort Income
Fund Class K	9.9%
Pioneer Bond Fund Class K	2.7
Pioneer Strategic Income Fund Class K	2.0
Pioneer ILS Interval Fund	0.2
U.S. Equities
Pioneer Disciplined Value Fund Class Y	1.5%
Pioneer Core Equity Fund Class K	1.2
Pioneer Equity Income Fund Class K	1.0
Pioneer Fund Class K	1.0
Pioneer Fundamental Growth Fund Class K	1.0

Annual and semiannual reports for the underlying Pioneer funds may be obtained on the funds’ web page(s) at www.amundi.com/us.

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

Prices and Distributions | 1/31/22

Net Asset Value per Share

Class	1/31/22	7/31/21
A	$12.71	$13.20
C	$11.52	$11.99
R	$12.62	$13.10
Y	$12.91	$13.42

Distributions per Share: 8/1/21–1/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.4515	$0.0620	$0.2891
C	$0.3531	$0.0620	$0.2891
R	$0.4216	$0.0620	$0.2891
Y	$0.4884	$0.0620	$0.2891

Index Definitions

The Morgan Stanley Capital International (MSCI) World NR Index is an unmanaged measure of the performance of stock markets in the developed world. The Bloomberg US Aggregate Bond Index is an unmanaged measure of the US bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–19.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 11

Performance Update | 1/31/22	Class A Shares

Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class A shares of Pioneer Solutions – Balanced Fund at public offering price during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.

Average Annual Total Returns
(As of January 31, 2022)
		Public			60% MSCI World NR
	Net Asset	Offering	Bloomberg		Index/40% Bloomberg
	Value	Price	US Aggregate	MSCI World	US Aggregate
Period	(NAV)	(POP)	Bond Index	NR Index	Bond Index
10 years	6.37%	5.74%	2.59%	11.54%	8.11%
5 years	7.29	6.03	3.08	13.25	9.38
1 year	12.50	6.06	-2.97	16.53	8.48

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross
1.12%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

(Please see the following page for additional performance and expense disclosure)

12 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of the maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 13

Performance Update | 1/31/22	Class C Shares

Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class C shares of Pioneer Solutions – Balanced Fund during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.

Average Annual Total Returns
(As of January 31, 2022)

					60% MSCI World NR
			Bloomberg		Index/40% Bloomberg
	If	If	US Aggregate	MSCI World	US Aggregate
Period	Held	Redeemed	Bond Index	NR Index	Bond Index
10 years	5.61%	5.61%	2.59%	11.54%	8.11%
5 years	6.49	6.49	3.08	13.25	9.38
1 year	11.72	10.72	-2.97	16.53	8.48

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross
1.84%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

(Please see the following page for additional performance and expense disclosure)

14 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 15

Performance Update | 1/31/22	Class R Shares

Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Class R shares of Pioneer Solutions – Balanced Fund during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.

Average Annual Total Returns
(As of January 31, 2022)
				60% MSCI World NR
	Net Asset	Bloomberg		Index/40% Bloomberg
	Value	US Aggregate	MSCI World	US Aggregate
Period	(NAV)	Bond Index	NR Index	Bond Index
10 years	6.21%	2.59%	11.54%	8.11%
5 years	7.03	3.08	13.25	9.38
1 year	12.25	-2.97	16.53	8.48

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross
1.29%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

(Please see the following page for additional performance and expense disclosure)

16 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 17

Performance Update | 1/31/22	Class Y Shares

Investment Returns

The mountain chart below shows the change in value of a $5 million investment made in Class Y shares of Pioneer Solutions – Balanced Fund during the periods shown, compared to that of the MSCI World NR Index, the Bloomberg US Aggregate Bond Index, and the Fund’s blended benchmark.

Average Annual Total Returns
(As of January 31, 2022)
				60% MSCI World NR
	Net Asset	Bloomberg		Index/40% Bloomberg
	Value	US Aggregate	MSCI World	US Aggregate
Period	(NAV)	Bond Index	NR Index	Bond Index
10 years	6.62%	2.59%	11.54%	8.11%
5 years	7.49	3.08	13.25	9.38
1 year	12.69	-2.97	16.53	8.48

Expense Ratio
(Per prospectus dated December 1, 2021)
Gross
0.85%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

(Please see the following page for additional performance and expense disclosure)

18 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for a more recent expense ratio. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi US became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Solutions Balanced Fund

Based on actual returns from August 1, 2021 through January 31, 2022.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/21
Ending Account Value	$1,023.60	$1,019.40	$1,022.20	$1,024.40
(after expenses)
on 1/31/22
Expenses Paid	$2.24	$5.96	$3.42	$1.28
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.44%, 1.17%, 0.67%, and 0.25% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $5.90, $9.80, $7.14 and $4.89 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.10%, 1.83%, 1.33%, 0.91%.

20 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Solutions Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2021 through January 31, 2022.

Share Class	A	C	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 8/1/21
Ending Account Value	$1,022.99	$1,019.31	$1,021.83	$1,023.95
(after expenses)
on 1/31/22
Expenses Paid	$2.24	$5.96	$3.41	$1.28
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.44%, 1.17%, 0.67%, and 0.25% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses (AFFE). If AFFE estimates were included, expenses paid during the period would have been $5.60, $9.30, $6.77 and $4.63 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.10%, 1.83%, 1.33%, 0.91%.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 21

Schedule of Investments | 1/31/22

(unaudited)

			Change
			in Net
		Net	Unrealized	Capital
		Realized	Appreciation	Gain	Dividend
		Gain (Loss)	(Depreciation)	Distributions	Income
	AFFILIATED ISSUERS — 99.7%*
	MUTUAL FUNDS — 99.5% of Net Assets
1,197,884	Pioneer Bond Fund Class K	(495,867)	(56,943)	466,899	48,622	$ 11,403,853
238,717	Pioneer Core Equity Fund	1,870,695	(2,683,115)	1,114,394	43,864	5,392,606
	Class K
405,422	Pioneer Disciplined Value	(29,817)	(673,814)	820,775	62,466	6,531,354
	Fund Class Y
113,657	Pioneer Equity Income	1,415,689	(1,557,946)	497,252	63,297	4,520,158
	Fund Class K
6,323,383	Pioneer Flexible	251,120	(2,641,341)	542,050	947,583	87,705,320
	Opportunities Fund
	Class K
121,605	Pioneer Fund Class K	(198,278)	(626,738)	906,779	11,010	4,517,611
145,140	Pioneer Fundamental	266,636	(992,919)	752,326	6,001	4,352,734
	Growth Fund Class K
3,875,636	Pioneer Global Equity	668,041	(9,462,823)	10,997,183	1,619,179	68,831,298
	Fund Class K
2,485,115	Pioneer International	147,784	(6,292,723)	6,044,280	1,665,115	62,003,629
	Equity Fund Class Y
10,728,847	Pioneer Multi-Asset	(251,655)	2,193,829	—	4,420,749	130,891,938
	Income Fund Class K
4,506,431	Pioneer Multi-Asset	62,899	(218,321)	—	309,764	43,712,376
	Ultrashort Income Fund
	Class K
838,137	Pioneer Strategic Income	(79,402)	(290,816)	159,043	86,823	8,875,870
	Fund Class K
	TOTAL MUTUAL FUNDS
	(Cost $389,582,374)	$3,627,845	$(23,303,670)	$22,300,981	$9,284,473	$ 438,738,747
	CLOSED-END FUND — 0.2% of Net Assets
112,257	Pioneer ILS Interval Fund	(289,999)	(275,529)	—	225,443	$ 926,122
	TOTAL CLOSED-END FUND
	(Cost $945,923)	$ (289,999)	$ (275,529)	$ —	$ 225,443	$ 926,122
	TOTAL INVESTMENTS IN AFFILIATED ISSUERS — 99.7%
	(Cost $390,528,297)	$3,337,846	$(23,579,199)	$22,300,981	$9,509,916	$ 439,664,869

The accompanying notes are an integral part of these financial statements.

22 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

Shares		Value
UNAFFILIATED ISSUERS — 0.3%
SHORT TERM INVESTMENTS — 0.3% of Net Assets
Open-End Fund — 0.3%
1,524,616	Dreyfus Government Cash Management, Institutional
	Shares, 0.03%(a)	$ 1,524,616
$ 1,524,616
TOTAL SHORT TERM INVESTMENTS
	(Cost $1,524,616)	$ 1,524,616
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 0.3%
	(Cost $1,524,616)	$ 1,524,616
	OTHER ASSETS AND LIABILITIES — (0.0)%†	$ (103,792)
	NET ASSETS — 100.0%	$ 441,085,693

(a)	Rate periodically changes. Rate disclosed is the 7-day yield at January 31, 2022.
*	Affiliated funds managed by Amundi Asset Management US, Inc., (the “Adviser”).
†	Amount rounds to less than 0.1%.

Purchases and sales of securities (excluding short term investments) for the six months ended January 31, 2022, aggregated $97,964,396 and $92,946,699, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended January 31, 2022, the Fund did not engage in any cross trade activity.

At January 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $392,052,913 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 50,021,178
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(884,606)
Net unrealized appreciation	$ 49,136,572

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of January 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Open-End Fund	$ 1,524,616	$ —	$ —	$ 1,524,616
Affiliated Funds	438,738,747	926,122	—	439,664,869
Total Investments
in Securities	$440,263,363	$ 926,122	$ —	$441,189,485

During the six months ended January 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 23

Statement of Assets and Liabilities | 1/31/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,524,616)	$ 1,524,616
Investments in affiliated issuers, at value (cost $390,528,297)	439,664,869
Receivables —
Fund shares sold	358,930
Interest	153
Other assets	31,106
Total assets	$ 441,579,674
LIABILITIES:
Payables —
Fund shares repurchased	$ 356,542
Trustees’ fees	2,047
Professional fees	34,084
Transfer agent fees	64,646
Due to affiliates	19,767
Accrued expenses	16,895
Total liabilities	$ 493,981
NET ASSETS:
Paid-in capital	$ 375,188,150
Distributable earnings	65,897,543
Net assets	$ 441,085,693
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $386,602,162/30,425,628 shares)	$ 12.71
Class C (based on $50,154,423/4,352,948 shares)	$ 11.52
Class R (based on $1,620,621/128,412 shares)	$ 12.62
Class Y (based on $2,708,487/209,727 shares)	$ 12.91
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $12.71 net asset value per share/100%-5.75%
maximum sales charge)	$ 13.49

The accompanying notes are an integral part of these financial statements.

24 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 1/31/22

INVESTMENT INCOME:
Dividend income from underlying affiliated funds	$ 9,509,916
Interest from unaffiliated issuers	372
Total Investment Income		$ 9,510,288
EXPENSES:
Administrative expenses	$ 104,532
Transfer agent fees
Class A	149,987
Class C	15,492
Class R	518
Class Y	2,105
Distribution fees
Class A	495,285
Class C	274,259
Class R	4,425
Shareowner communications expense	65,119
Custodian fees	4,549
Registration fees	29,149
Professional fees	29,523
Printing expense	7,160
Trustees’ fees	9,021
Miscellaneous	16,978
Total expenses		$ 1,208,102
Net investment income		$ 8,302,186
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in underlying affiliated funds	$ 3,337,846
Capital gain on distributions from underlying affiliated issuers	22,300,981	$25,638,827
Change in net unrealized appreciation (depreciation) on:
Investments in underlying affiliated funds	$(23,579,199)
Net realized and unrealized gain (loss) on investments		$ 2,059,628
Net increase in net assets resulting from operations		$10,361,814

The accompanying notes are an integral part of these financial statements.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 25

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	1/31/22	Ended
	(unaudited)	7/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 8,302,186	$ 8,112,216
Net realized gain (loss) on investments	25,638,827	9,238,394
Change in net unrealized appreciation (depreciation)
on investments	(23,579,199)	74,920,163
Net increase in net assets resulting from operations	$ 10,361,814	$ 92,270,773
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.80 and $0.33 per share, respectively)	$ (23,137,520)	$ (10,156,686)
Class C ($0.70 and $0.24 per share, respectively)	(2,977,945)	(1,258,078)
Class R ($0.77 and $0.33 per share, respectively)	(93,473)	(46,785)
Class Y ($0.84 and $0.36 per share, respectively)	(166,805)	(50,353)
Total distributions to shareowners	$ (26,375,743)	$ (11,511,902)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 16,990,002	$ 39,686,202
Reinvestment of distributions	26,111,222	11,400,298
Cost of shares repurchased	(44,335,815)	(69,589,068)
Net decrease in net assets resulting from Fund
share transactions	$ (1,234,591)	$ (18,502,568)
Net increase (decease) in net assets	$ (17,248,520)	$ 62,256,303
NET ASSETS:
Beginning of period	$ 458,334,213	$396,077,910
End of period	$ 441,085,693	$458,334,213

The accompanying notes are an integral part of these financial statements.

26 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

	Six Months	Six Months
	Ended	Ended	Year	Year
	1/31/22	1/31/22	Ended	Ended
	Shares	Amount	7/31/21	7/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	979,973	$ 13,008,628	2,508,303	$ 30,797,086
Reinvestment of distributions	1,798,707	22,897,420	838,102	10,057,167
Less shares repurchased	(2,305,459)	(30,614,558)	(3,663,333)	(44,958,789)
Net increase/(decrease)	473,221	$ 5,291,490	(316,928)	$ (4,104,536)
Class C
Shares sold	312,117	$ 3,761,698	618,715	$ 6,886,407
Reinvestment of distributions	257,427	2,973,282	114,363	1,251,153
Less shares repurchased	(1,091,073)	(13,139,216)	(2,115,255)	(23,399,577)
Net decrease	(521,529)	$ (6,404,236)	(1,382,177)	$(15,262,017)
Class R
Shares sold	6,124	$ 80,959	27,450	$ 338,980
Reinvestment of distributions	7,389	93,473	3,925	46,785
Less shares repurchased	(27,854)	(372,705)	(36,160)	(430,273)
Net decrease	(14,341)	$ (198,273)	(4,785)	$ (44,508)
Class Y
Shares sold	10,323	$ 138,717	129,132	$ 1,663,729
Reinvestment of distributions	11,364	147,047	3,711	45,193
Less shares repurchased	(15,556)	(209,336)	(62,425)	(800,429)
Net increase	6,131	$ 76,428	70,418	$ 908,493

The accompanying notes are an integral part of these financial statements.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 27

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class A
Net asset value, beginning of period	$ 13.20	$ 10.93	$ 11.29	$ 12.12	$ 11.89	$ 11.35
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.25	$ 0.24	$ 0.34	$ 0.32	$ 0.20	$ 0.17
Net realized and unrealized gain (loss) on investments	0.06	2.36	0.02	(0.54)	0.25	0.61
Net increase (decrease) from investment operations	$ 0.31	$ 2.60	$ 0.36	$ (0.22)	$ 0.45	$ 0.78
Distributions to shareowners:
Net investment income	$ (0.45)	$ (0.26)	$ (0.36)	$ (0.34)	$ (0.22)	$ (0.24)
Net realized gain	(0.35)	(0.07)	(0.36)	(0.27)	—	—
Total distributions	$ (0.80)	$ (0.33)	$ (0.72)	$ (0.61)	$ (0.22)	$ (0.24)
Net increase (decrease) in net asset value	$ (0.49)	$ 2.27	$ (0.36)	$ (0.83)	$ 0.23	$ 0.54
Net asset value, end of period	$ 12.71	$ 13.20	$ 10.93	$ 11.29	$ 12.12	$ 11.89
Total return (b)	2.36%(c)	24.15%	3.06%	(1.32)%	3.79%	7.04%
Ratio of net expenses to average net assets†	0.44%(d)	0.46%	0.49%	0.45%	0.57%	0.68%
Ratio of net investment income (loss) to average net assets†^	3.74%(d)	1.95%	3.16%	2.82%	1.67%	1.51%
Portfolio turnover rate	21%(c)	24%	30%	44%	146%	27%
Net assets, end of period (in thousands)	$386,602	$395,303	$330,784	$349,505	$382,265	$114,528

†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Solutions –Balanced Fund | Semiannual Report | 1/31/22

	Six Months
	Ended	Year	Year	Year		Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class C
Net asset value, beginning of period	$ 11.99	$ 9.94	$ 10.32	$ 11.12	$ 10.92	$ 10.44
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.18	$ 0.14	$ 0.25	$ 0.20	$ 0.15	$ 0.09
Net realized and unrealized gain (loss) on investments	0.05	2.15	0.01	(0.49)	0.19	0.55
Net increase (decrease) from investment operations	$ 0.23	$ 2.29	$ 0.26	$ (0.29)	$ 0.34	$ 0.64
Distributions to shareowners:
Net investment income	$ (0.35)	$ (0.17)	$ (0.28)	$ (0.24)	$ (0.14)	$ (0.16)
Net realized gain	(0.35)	(0.07)	(0.36)	(0.27)	—	—
Total distributions	$ (0.70)	$ (0.24)	$ (0.64)	$ (0.51)	$ (0.14)	$ (0.16)
Net increase (decrease) in net asset value	$ (0.47)	$ 2.05	$ (0.38)	$ (0.80)	$ 0.20	$ 0.48
Net asset value, end of period	$ 11.52	$ 11.99	$ 9.94	$ 10.32	$ 11.12	$ 10.92
Total return (b)	1.94%(c)	23.34%	2.35%	(2.14)%	3.09%	6.26%
Ratio of net expenses to average net assets†	1.17%(d)	1.18%	1.17%	1.19%	1.27%	1.38%
Ratio of net investment income (loss) to average net assets†^	2.94%(d)	1.29%	2.50%	1.96%	1.33%	0.84%
Portfolio turnover rate	21%(c)	24%	30%	44%	146%	27%
Net assets, end of period (in thousands)	$50,154	$58,428	$62,213	$76,524	$114,266	$49,277

†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Solutions –Balanced Fund | Semiannual Report | 1/31/22 29

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class R
Net asset value, beginning of period	$13.10	$10.86	$11.19	$12.04	$11.83	$11.30
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.23	$ 0.22	$ 0.31	$ 0.23	$ 0.05	$ 0.11
Net realized and unrealized gain (loss) on investments	0.06	2.35	0.03	(0.49)	0.37	0.65
Net increase (decrease) from investment operations	$ 0.29	$ 2.57	$ 0.34	$ (0.26)	$ 0.42	$ 0.76
Distributions to shareowners:
Net investment income	$ (0.42)	$ (0.26)	$ (0.31)	$ (0.32)	$ (0.21)	$ (0.23)
Net realized gain	(0.35)	(0.07)	(0.36)	(0.27)	—	—
Total distributions	$ (0.77)	$ (0.33)	$ (0.67)	$ (0.59)	$ (0.21)	$ (0.23)
Net increase (decrease) in net asset value	$ (0.48)	$ 2.24	$ (0.33)	$ (0.85)	$ 0.21	$ 0.53
Net asset value, end of period	$12.62	$13.10	$10.86	$11.19	$12.04	$11.83
Total return (b)	2.22%(c)	23.97%	2.90%	(1.64)%	3.49%	6.89%
Ratio of net expenses to average net assets†	0.67%(d)	0.63%	0.62%	0.78%	0.79%	0.90%
Ratio of net investment income (loss) to average net assets†^	3.40%(d)	1.82%	2.86%	2.05%	0.42%	0.98%
Portfolio turnover rate	21%(c)	24%	30%	44%	146%	27%
Net assets, end of period (in thousands)	$1,621	$1,870	$1,602	$ 982	$1,388	$ 31
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.67%(d)	0.63%	0.62%	1.03%	0.86%	1.38%
Net investment income (loss) to average net assets	3.40%(d)	1.82%	2.86%	1.80%	0.35%	0.50%

†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Solutions –Balanced Fund | Semiannual Report | 1/31/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	1/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Class Y
Net asset value, beginning of period	$13.42	$11.11	$11.46	$12.29	$12.06	$11.51
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.27	$ 0.26	$ 0.38	$ 0.39	$ 0.26	$ 0.19
Net realized and unrealized gain (loss) on investments	0.06	2.41	0.02	(0.59)	0.22	0.63
Net increase (decrease) from investment operations	$ 0.33	$ 2.67	$ 0.40	$ (0.20)	$ 0.48	$ 0.82
Distributions to shareowners:
Net investment income	$ (0.49)	$ (0.29)	$ (0.39)	$ (0.36)	$ (0.25)	$ (0.27)
Net realized gain	(0.35)	(0.07)	(0.36)	(0.27)	—	—
Total distributions	$ (0.84)	$ (0.36)	$ (0.75)	$ (0.63)	$ (0.25)	$ (0.27)
Net increase (decrease) in net asset value	$ (0.51)	$ 2.31	$ (0.35)	$ (0.83)	$ 0.23	$ 0.55
Net asset value, end of period	$12.91	$13.42	$11.11	$11.46	$12.29	$12.06
Total return (b)	2.44%(c)	24.41%	3.31%	(1.14)%	3.94%	7.33%
Ratio of net expenses to average net assets†	0.25%(d)	0.19%	0.25%	0.27%	0.40%	0.47%
Ratio of net investment income (loss) to average net assets†^	3.94%(d)	2.06%	3.44%	3.37%	2.14%	1.67%
Portfolio turnover rate	21%(c)	24%	30%	44%	146%	27%
Net assets, end of period (in thousands)	$2,708	$2,733	$1,479	$1,562	$1,547	$ 698

†	In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
^	Ratios do not reflect the Fund's proportionate share of the income and expenses of the underlying funds.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Solutions –Balanced Fund | Semiannual Report | 1/31/22 31

Notes to Financial Statements | 1/31/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Solutions- Balanced Fund (the “Fund”) is the sole series of Pioneer Asset Allocation Trust (the “Trust”), a Delaware statutory trust. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. The investment objective of the Fund is to seek long-term capital growth and current income.

The Fund is a “fund of funds”. The Fund seeks to achieve its investment objective by investing in other funds (“underlying funds”). The Fund invests in underlying funds managed by Amundi Asset Management US, Inc. The Fund indirectly pays a portion of the expenses incurred by underlying funds. Consequently, an investment in the Fund entails more direct and indirect expenses than direct investment in the applicable underlying funds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of January 31, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

32 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 33

At January 31, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable,

34 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three fiscal years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of distributions paid during the year ended July 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$ 9,730,229
Long-term capital gains	1,781,673
Total	$11,511,902

The following shows the components of distributable earnings (losses) on a federal income tax basis at July 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 5,666,926
Undistributed long-term capital gains	7,096,139
Net unrealized appreciation	69,148,407
Total	$81,911,472

The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $15,015 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2022.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 35

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy

36 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

Some of the underlying funds can invest in either high yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies in more developed markets, respectively.

Some of the underlying funds' investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 37

and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund may gain exposure to insurance-linked securities by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund’s investment in Pioneer ILS Interval Fund at January 31, 2022 is listed in the Schedule of Investments.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. The Fund does not pay a direct management fee to the Adviser. The Fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the Fund invests. The Fund invests in funds managed by the Adviser.

38 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $959 in administrative costs and certain other reimbursements payable to the Adviser at January 31, 2022.

The Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.70% and 1.45% and 0.78% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. These expense limitations were in effect through December 1, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended January 31, 2022, the Fund paid $9,021 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At January 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $2,047.

4. Transfer Agent

For the period from August 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended January 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$58,991
Class C	5,750
Class R	198
Class Y	180
Total	$65,119

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 39

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $18,808 in distribution fees payable to the Distributor at January 31, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended January 31, 2022, CDSCs in the amount of $4,906 were paid to the Distributor.

6. Transactions in Underlying Funds

An affiliated issuer is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company which is under common ownership or control. At January 31, 2022, the value of the Fund’s investment in affiliated issuers was $439,664,869, which represents 99.7% of the Fund’s net assets.

40 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

Transactions in affiliated issuers by the Fund for the six months ended January 31, 2022 were as follows:

						Change in
				Net		net unrealized
				realized		appreciation/
				gain/(loss)	Dividends	(depreciation)
				from	from	from	Shares
Name of	Value at			Investments	Investments	Investments	held at	Value
the Affiliated	July 31,			in Affiliated	in Affiliated	in Affiliated	January 31,	January 31,
Issuer	2021	Purchases	Sales	Issuers	Issuers	Issuers	2022	2022
Pioneer Bond
Fund Class K	$ 59,831	$25,027,862	$ (13,179,652)	$ (495,867)	$ 48,622	$ (56,943)	1,197,884	$ 11,403,853
Pioneer Core
Equity Fund
Class K	12,226,465	1,114,394	(7,179,697)	1,870,695	43,864	(2,683,115)	238,717	5,392,606
Pioneer Disciplined
Value Fund
Class Y	—	12,434,503	(5,261,984)	(29,817)	62,466	(673,814)	405,422	6,531,354
Pioneer Equity
Income Fund
Class K	11,714,577	1,207,648	(8,323,107)	1,415,689	63,297	(1,557,946)	113,657	4,520,158
Pioneer Flexible
Opportunities
Fund Class K	91,368,416	3,536,937	(5,757,395)	251,120	947,583	(2,641,341)	6,323,383	87,705,320
Pioneer Fund
Class K	4,835,560	3,091,868	(2,595,811)	(198,278)	11,010	(626,738)	121,605	4,517,611
Pioneer Fundamental
Growth Fund
Class K	4,995,271	1,096,089	(1,018,344)	266,636	6,001	(992,919)	145,140	4,352,734
Pioneer Global
Equity Fund
Class K	68,106,261	11,534,566	(3,633,926)	668,041	1,619,179	(9,462,823)	3,875,636	68,831,298
Pioneer ILS
Interval Fund	11,655,729	—	(10,389,522)	(289,999)	225,443	(275,529)	112,257	926,122
Pioneer International
Equity Fund
Class Y	61,088,085	6,044,281	(648,913)	147,784	1,665,115	(6,292,723)	2,485,115	62,003,629
Pioneer Multi-Asset
Income Fund
Class K	136,613,806	3,696,859	(15,781,650)	(251,655)	4,420,749	2,193,829	10,728,847	130,891,938
Pioneer Multi-Asset
Ultrashort Income
Fund Class K	49,862,157	15,833,618	(22,137,741)	62,899	309,764	(218,321)	4,506,431	43,712,376
Pioneer Strategic
Income Fund
Class K	2,362,368	8,862,148	(2,065,251)	(79,402)	86,823	(290,816)	838,137	8,875,870
Total	$454,888,526	$93,480,773	$ (97,972,993)	$3,337,846	$9,509,916	$(23,579,199)	31,092,231	$ 439,664,869

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.

7. Changes in Custodian, Sub-Administrator and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 41

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Solutions – Balanced Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant,

42 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 43

performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted that the Fund does not pay a direct management fee. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year (excluding Acquired Fund Fees and Expenses) was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year (excluding Acquired Fund Fees and Expenses) was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with

44 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22 45

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

46 Pioneer Solutions – Balanced Fund | Semiannual Report | 1/31/22

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19016-16-0322

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Asset Allocation trust

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date April 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date April 4, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date April 4, 2022

* Print the name and title of each signing officer under his or her signature.